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                                CHASE MANHATTAN BANK
Qualified              Standardized 401(k) Profit Sharing Plan       Page 1 of 5
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Retirement Plan                   ADOPTION AGREEMENT
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    SECTION 1.  EMPLOYER INFORMATION

                Name of Employer SMA RealTime Inc.
                                 ------------------------------------------------------------------
------------
Retirement Id.  Address 100 Avenue of the Americas, 10th Floor
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                City   New York            State  New York               Zip 10013
                    --------------------        -------------------         --------------------------
                Telephone 212-226-7474                    Federal Tax Identification Number B-3724883
                          -------------------------------                                   ----------
                Income Tax Year End  September 30
                                   -----------------------------
                                     (month)  (day)
                Plan Year End December 31
                              ----------------------------------
                              (month) (day)
                Type of Business (Check only one)
                [ ] Sole Proprietorship [ ] Partnership [x] Corporation [ ] Other (Specify) C
                                                                                           -----------
                Nature of Business (Describe) Video Production-Post Production
                                              --------------------------------------------------------
                Plan Sequence No. 003 Enter 001 if this is the first qualified plan the
                Employer has ever maintained, enter 002 if it is the second, etc.

    SECTION 2.  EFFECTIVE DATES
       Part A.  Initial Adoption or Amendment of Plan (Check and complete Option 1 or 2):
     Option 1:  [ ] This is the initial adoption of a profit sharing plan by the Employer.
                    The Effective Date of this Plan is January 1, 1998
                                                       ---------------
                    NOTE: The effective date is usually the first day of the Plan Year in which this
                          Adoption Agreement is signed.
     Option 2:  [ ] This is an amendment and restatement of an existing profit sharing plan
                    (a Prior Plan).
                    The Prior Plan was initially effective on                    , 19   .
                                                              -------------------    ---
                    The Effective Date of this amendment and restatement is             , 19  .
                                                                            ------------    --
                    NOTE: The effective date is usually the first day of the Plan Year in which this
                          Adoption Agreement is signed.
       Part B.  Commencement of Elective Deferrals
                Elective Deferrals may commence on January 1, 1998
                                                   -----------------
                NOTE: This date may be no earlier than the date this Adoption Agreement is signed because Elective Deferrals cannot be made retroactively.

    SECTION 3.  ELIGIBILITY REQUIREMENTS Complete Parts A, B, C and D
       Part A.  Years of Eligibility Service Requirement:
                An Employee will be eligible to become a Participant in the Plan after completing 0
                (enter 0 or 1) Year of Eligibility Service.
                NOTE: If left blank, the Years of Eligibility Service required will be deemed to be 0.
       Part B.  Age Requirement:
                An Employee will be eligible to become a Participant in the Plan after attaining age
                21 (no more than 21).
                --
                NOTE: If left blank, it will be deemed there is no age requirement for eligibility.
       Part C.  Class of Employees Eligible to Participate:
                All Employees shall be eligible to become a Participant in the Plan, except those checked below:
                [x] Those Employees included in a unit of Employees covered by the terms of a collective bargaining agreement between Employee representatives (the term
                    "Employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers or executives of the
                    Employer) and the Employer under which retirement benefits where the subject of good faith bargaining unless the agreement provides that such Employees are to be included in the Plan.
                [ ] Those Employees who are non-resident aliens pursuant to Section 410(b)(3)(C) of the Code and who received no earned income from the Employer which constitutes income from sources within the United States.
       Part D.  Entry Dates
                The Entry Dates for participation shall be (Choose only one Option)
     Option 1.  [ ] The first day of the Plan Year and the first day of the seventh month of the Plan
                    Year.
     Option 2.  [x] Other (Specify) Quarterly
                                   ----------
                NOTE: If Option 2 is selected, the Entry Dates specified must be more frequent than those described in Option 1.
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Standardized 401(k) Profit Sharing Plan _____________________________Page 2 of 5
ADOPTION AGREEMENT

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    SECTION 4.  ELECTIVE DEFERRALS
       Part A.  Will Elective Deferrals be permitted under this Plan (Choose one)?
     Option 1.  [x} Yes
     Option 2.  [ ] No
                NOTE: If no option is selected, Option 2 will automatically apply. Complete the remainder of Section 4 only if Option 1 is selected.
       Part B.  If Elective Deferrals are permitted under the Plan, a Contributing Participant may elect under a salary reduction agreement to have his Compensation reduced by an amount each pay period as described below (Choose one):
     Option 1.  [x] An amount equal to a percentage of the Contributing Participant's Compensation from 1% to 15% in increments of 1%.
     Option 2.  [ ] An amount of the Contributing Participant's Compensation not less than $_________
                and not more than $___________. The amount of such reduction shall be contributed to the Plan by the Employer on behalf of the Contributing Participant. For any taxable year, a Contributing Participant's Elective Deferrals shall not exceed the limit contained in Section 402(g) of the Code in effect at the beginning of such taxable year.
       Part C.  Participants who claim Excess Elective Deferrals for the preceding calendar year must submit their claims in writing to the Plan Administrator by _________________________ .
                NOTE: This date should be a date prior to the Participant's tax return due date. If no date is selected, March 1, will be deemed to be selected.

    SECTION 5.  MATCHING CONTRIBUTIONS
       Part A.  Will the Employer make Matching Contributions to the Plan on behalf of Contributing
                Participants (Choose one)?
     Option 1.  [ ] Yes
     Option 2.  [x] No
                NOTE: If no option is selected, Option 2 will automatically apply. Complete the remainder of Section 5 only if Option 1 is selected.
       Part B.  Matching Contribution Formula. If the Employer will make Matching Contributions, then the amount of such Matching Contributions made on behalf of a Contributing Participant each Plan Year shall be (Choose one):
     Option 1.  [ ] An amount equal to ______% of such Contributing Participant's Elective Deferral.
     Option 2.  [ ] An amount equal to the sum of ______% of the portion of such Contributing
                Participant's Elective Deferral which does not exceed _____% of the Contributing
                Participant's Compensation plus ____% of the portion of such Contributing Participant's
                Elective Deferral which exceeds ____% of the Contributing Participant's Compensation.
     Option 3.  [ ] Other Formula. (Specify) _________________________________________________________
                NOTE: If Option 3 is selected, the formula specified can only allow Matching
                Contributions to be made with respect to a Contributing Participant's Elective
                Deferrals.
       Part C.  Limit On Matching Contributions. Notwithstanding the matching contribution formula specified above, the Employer will not match a Contributing Participant's Elective
                Deferrals in excess of $__________ or ______% of such Contributing Participant's
                Compensation.
       Part D.  Forfeitures. Complete Part D only if Matching Contributions are not 100% vested.

                1. Forfeitures of Matching Contributions shall be (Choose one):
     Option 1.  [ ] Allocated, after all other Forfeitures under the Plan, to each Participant's
                Individual Account in the ratio which each Participant's Compensation for the Plan
                Year bears to the total Compensation of all Participants for such Plan Year.
     Option 2.  [ ] Applied to reduce Employer Contributions.
                NOTE: If no option is selected, Option 2 will be deemed to be selected.

                2. Forfeitures of Excess Aggregate Contributions shall be (Choose one):
     Option 1.  [ ] Allocated, after all other Forfeitures under the Plan, to each Contributing
                    Participant's Matching Contribution account in the ratio which each Contributing
                    Participant's Compensation for the Plan Year bears to the total Compensation of all
                    Contributing Participants for such Plan Year. Such Forfeitures will not be allocated to the account of any Highly Compensated Employee.

     Option 2.  [ ] Applied to reduce Employer Contributions.
                NOTE: If no option is selected, Option 2 will be deemed to be selected.

    SECTION 6.  QUALIFIED NONELECTIVE CONTRIBUTIONS
       Part A.  Will the Employer make Qualified Nonelective Contributions to the Plan (Choose one)?
     Option 1.  [ ] Yes
     Option 2.  [x] No
                If the Employer will make Qualified Nonelective Contributions, then the amount of such contribution to the Plan for each Plan Year shall be an amount determined by the Employer.
                NOTE: If no option is selected, Option 2 will automatically apply. Complete the remainder of Section 6 only if Option 1 is selected.
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Standardized 401(k) Profit Sharing Plan______________________________Page 3 of 5

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ADOPTION AGREEMENT
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       Part B.  Participants Entitled to Qualified Nonelective Contributions.
                Allocation of Qualified Non-Elective Contributions shall be made to the Individual
                Accounts of (Choose one):
     Option 1.  [ ] All Participants.
     Option 2.  [ ] Only Participants who are not Highly Compensated Employees.

       Part C.  Allocation of Qualified Non-Elective Contributions.
                Allocation of Qualified Non-Elective Contributions to Participants entitled thereto shall be made (Choose one):
     Option 1.  [ ] In the ratio which each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year.
     Option 2.  [ ] In the ratio which each Participant's Compensation not in excess of $__________
                    for the Plan Year bears to the total Compensation of all Participants not in excess of $__________ for such Plan Year.

    SECTION 7.  EMPLOYER PROFIT SHARING CONTRIBUTION AND ALLOCATION FORMULA
       Part A.  Contribution Formula:
                For each Plan Year the Employer will contribute an Amount to be determined from year to year
       Part B.  Allocation Formula: Check and complete Option 1 or 2.
     Option 1.  [ ] Pro Rata Formula. Employer Contributions and Forfeitures shall be allocated to the
                    Individual Accounts of qualifying Participants in the ratio that each qualifying
                    Participant's Compensation for the Plan Year bears to the total Compensation of all qualifying Participants for the Plan Year.
     Option 2.  [ ] Integrated Formula. Employer Contributions and Forfeitures shall be allocated as follows:
                    (Start with Step 3 if this Plan is not a Top-Heavy Plan):
                    Step 1. Employer Contributions and Forfeitures shall first be allocated pro rata to qualifying Participants in the manner described in Section 7, Part B,
                            Option 1. The percent so allocated shall not exceed 3% of each qualifying
                            Participant's Compensation.
                    Step 2. Any Employer Contributions and Forfeitures remaining after the allocation in Step 1 shall be allocated to each qualifying Participant's Individual
                            Account in the ratio that each qualifying Participant's Compensation for the Plan Year in excess of the integration level bears to all qualifying
                            Participants' Compensation in excess of the integration level, but not in excess of 3%.
                    Step 3. Any Employer Contributions and Forfeitures remaining after the allocation in Step 2 shall be allocated to each qualifying Participant's Individual
                            Account in the ratio that the sum of each qualifying Participant's total
                            Compensation and Compensation in excess of the integration level bears to the sum of all qualifying Participants' total Compensation and
                            Compensation in excess of the integration level, but not in excess of the profit sharing maximum disparity rate as described in Section 3.01(B)(3)
                            of the Plan.
                    Step 4. Any Employer Contributions and Forfeitures remaining after the allocation in Step 3 shall be allocated pro rata to qualifying Participants in the manner described in Section 7, Part B, Option 1.
                    The integration level shall be (Choose one):
                    Option 1. [ ] The Taxable Wage Base
                    Option 2. [ ] $__________ (a dollar amount less than the Taxable Wage Base)
                    Option 3. [ ] _______% of the Taxable Wage Base
                    NOTE: If no box is checked, the integration level shall be the Taxable Wage Base.

    SECTION 8.  VESTING Complete Parts A and B
       Part A.  Vesting Schedules. A Participant shall become Vested in his or her Individual Account derived from Employer Contributions made pursuant to Section 7 of the Adoption
                Agreement (and Forfeitures thereof) as follows (Choose one):
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                                                           VESTED PERCENTAGE
                    YEARS OF   -------------------------------------------------------------------------------
                VESTING SERVICE   OPTION 1 [ ]   OPTION 2 [ ]   OPTION 3 [ ]   OPTION 4 [ ] (Complete if chosen)
                ----------------------------------------------------------------------------------------------

                       1               0%             0%           100%         ______%
                       2               0%            20%           100%         ______% (not less than 20%)
                       3             100%            40%           100%         ______% (not less than 40%)
                       4             100%            60%           100%         ______% (not less than 60%)
                       5             100%            80%           100%         ______% (not less than 80%)
                       6             100%           100%           100%         ______% (not less than 100%)
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                NOTE: If no selection is made, Option 3 100% vesting will be deemed to be selected.
       Part B.  Vesting of Matching Contributions. A Participant shall become Vested in his or her
                Individual Account derived from Matching Contributions made pursuant to Section 5 of this Adoption Agreement as follows (Choose one if Matching Contributions will be made):
     Option 1.  [ ] 100% Vested at all times.
     Option 2.  [ ] Vested in accordance with the vesting schedule selected in Section 8, Part A above.
                NOTE: If no selection is made, the selection shall be deemed to be Option 1.
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Standardized 401(k) Profit Sharing Plan ____________________________ Page 4 of 5

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SECTION 9.   NORMAL RETIREMENT AGE
             The Normal Retirement Age under the Plan is age 62 (not to exceed 65).
             NOTE: If left blank, the Normal Retirement Age will be deemed to be age 59-1/2.

SECTION 10.  HOURS REQUIRED   Complete Parts A and B
    Part A.  1000 Hours of Service (no more than 1,000) shall be required to constitute a Year of
             Vesting Service or a Year of Eligibility Service.
    Part B.  500 Hours of Servive (no more than 500) must be exceeded to avoid a Break in Vesting
             Service or a Break in Eligibility Service.
             NOTE: The Number of hours in Part A must be greater than the number of hours in Part B.

SECTION 11.  OTHER OPTIONS
             Answer "Yes" or "No" to each of the following questions by checking the appropriate box.
             If a box is not checked for a question, the answer will be deemed to be "No."

             A. Loans: Will loans to Participants pursuant to Section 6.08 of the Plan be permitted?         /X/ Yes    / / No

             B. Participant Direction of Investments: Will Participants be permitted to direct the
                investment of their Individual Accounts pursuant to Section 5.14 of the Plan?                /X/ Yes    / / No

             C. In-Service Withdrawals: Will Participants be permitted to make withdrawals during service pursuant to Section 6.01(A)(3) of the Plan? NOTE: If the Plan is being adopted to amend and replace a Prior Plan which permitted in-service withdrawals you must answer "Yes."

                Check here if such withdrawals will be permitted only on account of hardship / /.            / / Yes    /X/ No

             D. Nondeductible Employee Contributions: Will Participants be permitted to make
                Nondeductible Employee Contributions pursuant to Section 11.304 of the Plan?                 / / Yes    /X/ No

             E. Hardship Withdrawals: Will Participants be permitted to withdraw Elective Deferrals
                on account of hardship pursuant to Section 11.503 of the Plan?                               /X/ Yes    / / No


SECTION 12.  JOINT AND SURVIVOR ANNUITY
    Part A.  Retirement Equity Act Safe Harbor:
             Will the safe harbor provisions of Section 6.05(F) of the Plan apply (Choose only one Option)?

  Option 1.  /X/ Yes
  Option 2.  / / No
             NOTE: You must select "No" if you are adopting this Plan as an amendment and restatement of a Prior Plan that was subject to the joint and survivor annuity requirements.

    Part B.  Survivor Annuity Percentage: (Complete only if your answer in Section 12, Part A is "No.")

             The survivor annuity portion of the Joint and Survivor Annuity shall be a percentage equal to ________% (at least 50% but no more than 100% of the amount paid to the Participant prior to his or her death.

SECTION 13.  RELIANCE
             An Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for key employees as defined in Section 419A(d)(3) of the Code or an individual medical account, as defined in Section 415(1)(2) of the Code) in addition to this
             Plan (other than a paired standardized money purchase pension plan using Basic Plan Document
             No. 03) may not rely on the opinion letter issued by the National Office of the Internal Revenue
             Service as evidence that this plan is qualified under Section 401 of the Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that the Employer's plan(s) are qualified, application for a determination letter should be made to the appropriate Key District
             Director of the Internal Revenue Service.
             This Adoption Agreement may be used only in conjunction with Basic Plan Document No. 03.

SECTION 14.  EMPLOYER SIGNATURE  Important: Please read before signing.
             I am an authorized representative of the Employer named above and I state the following:
             1.  I acknowledge that I have relied upon my own advisors regarding the completion of this
                 Adoption Agreement and the legal and tax implications of adopting this Plan.
             2.  I understand that my failire to properly complete this Adoption Agreement may result in disqualification of the Plan.
             3.  I understand that the Prototype Sponsor will inform me of any amendments made to the Plan and will notify me should it discontinue or abandon the Plan.
             4.  I have received a copy of this Adoption Agreement and the corresponding Basic Plan Document.


             Signature for Employer /s/ David J. Satin    Date Signed    12/97
                                   -----------------------           -----------

             (Type Name)  David J. Satin
                         -------------------------------------------------------
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Standardized 401(k) Profit Sharing Plan ____________________________ Page 5 of 5



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SECTION 15.    TRUSTEE OR CUSTODIAN  Check and complete Option A or B

/X/ Option A.  Financial Organization as Trustee or Custodian

               Check one  /X/  Custodian,  / /  Trustee without full trust powers, or  / /  Trustee with full trust powers

               NOTE: Custodian will be deemed selected if no box is checked.

               Financial Organization                The Chase Manhattan Bank
                                      ----------------------------------------------------
               Signature                              /s/  ???????????
                                      ----------------------------------------------------

               (Type Name) _______________________________________________________________

/ / Option B.  Individual Trustee(s)

               Signature ______________________________________ Signature ___________________________________

               (Type Name)_____________________________________ (Type Name) _________________________________

SECTION 16.    PROTOTYPE SPONSOR

               Name of Prototype Sponsor         The Chase Manhattan Bank
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               Address                           4 New York Plaza, 12th Fl., New York, NY 10004
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               Telephone Number                  1-800-658-4604
                               ------------------------------------------------------------------------------

SECTION 17.    LIMITATION ON ALLOCATIONS - More Than One Plan
               If you maintain or ever maintained another qualified plan (other than a paired standardized money purchase pension plan using Basic Plan Document No. 03) in which any Participant in this Plan is (or was) a Participant or could become a Participant, you must complete this section. You must also complete this section if you maintain a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(1)(2)
               of the Code, under which amounts are treated as annual additions with respect to any Participant in this Plan.

    Part A.    If the Participant is covered under another qualified defined contribution plan maintained by the
               Employer, other than a master or prototype plan:

               1.  /X/  The provisions of Sections 3.05(B)(1) through 3.05(B)(6) of the Plan will apply as if the other plan were a master or prototype plan.
               2.  / /  Other method. (Provide the method under which the plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes Employer discretion.) ____________________________________________
                        ________________________________________________________________________________________

    Part B.    If the Participant is or has ever been a participant in a defined benefit plan maintained by the
               Employer, the Employer will provide below the language which will satisfy the 1.0 limitation of
               Section 415(e) of the Code. Such language must preclude Employer discretion.
              (Complete) ________________________________________________________________________________________

    Part C.    Compensation will mean all of each Participant's (Choose one):
               Option 1.  / /  Section 3121(a) wages
               Option 2.  /X/  Section 3401(a) wages
               Option 3.  / /  415 safe-harbor compensation
               NOTE: If no box is checked, Option 2 will be deemed to be selected.

    Part D.    The limit year is the following 12-consecutive month period: _____________________________________

SECTION 18.    ELECTIVE DEFERRALS BASED EXCLUSIVELY ON BONUSES

               May a Contributing Participant base Elective Deferrals on cash bonuses that, at the Contributing
               Participant's election, may be contributed to the Plan or received by the Contributing Participant in cash (Choose one)?

  Option 1.    / /  Yes
  Option 2.    / /  No
               NOTE: Answer "yes" only if Elective Deferrals will be based exclusively on cash bonuses rather than payroll deductions. If no option is selected, Option 2 will automatically apply.

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[LOGO]

                                SMA REALTIME INC.
                                  401(K) PLAN

Eligibility Requirements
------------------------
Plan is open to full time employees after completing 0 year of service and attaining age 21.


Salary Deferral
---------------
o 1% to 15% of gross annual salary to a maximum of $10,000 (for 1998 tax year).
o Salary deferral percentage may be changed quarterly through Human Resources.


Investment Options
------------------
You may invest among the following options:

     o Vista U.S. Government Money Market Fund
     o Vista U.S. Treasury Income Fund
     o Vista Growth and Income Fund
     o Dreyfus Appreciation Fund
     o Janus Worldwide Fund
     o Vista Capital Growth Fund

Please Note: Investments in Mutual Funds should be kept in 5% increments. Investment allocations can be changed daily through the Voice Response Unit.

Loans (One outstanding loan is permitted at a time).

You can borrow a minimum of $1,000 and a maximum of 50% of the vested balance or $50,000 for up to five years. Loan repayments including interest are repaid with after tax dollars through payroll deductions and are deposited in your 401(k) account according to your current investment elections. Loan modeling can be done on the Voice Response Unit (VRU). Loan amounts must be rounded off to the nearest hundred dollars.

A $50 fee is charged to the participant.


Enrollment
----------
You may join the plan quarterly: January 1, April 1, July 1, October 1.

Enrollment forms may be obtained through Human Resources.


Hardship Withdrawals
--------------------
Funds may be withdrawn from your account under the following circumstances:

o Medical Expenses
o Tuition
o Purchase of Primary Residence
o To prevent eviction or foreclosure of a primary residence
* Please Note:  Taxes and penalties may apply.


Other Withdrawals
-----------------
Funds may be withdrawn from your account under the following circumstances:

o Attainment of age 59 1/2
o Death
o Disability
o Retirement
o Plan Termination
o Separation of employment
* Please Note: Taxes and penalties may apply.


Additional Services
-------------------
o Quarterly account statements
o 401(k) Dimensions Magazine
o 24 hour Voice Response Unit



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